UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2008

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 10, 2008, CBS Corporation (“CBS”) issued a press release updating its 2008 full year Business Outlook and commenting on preliminary third quarter 2008 results. Adjusted operating income before depreciation and amortization, adjusted operating income and adjusted diluted earnings per share referenced in the press release, in each case, exclude stock-based compensation expense, restructuring charges, impairment charges and the impact of acquisitions and dispositions. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press release of CBS Corporation, dated October 10, 2008, updating full year 2008 Business Outlook and commenting on third quarter 2008 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Louis J. Briskman
	Name:	Louis J. Briskman
	Title:	Executive Vice President and
General Counsel

Date:	October 15, 2008

Exhibit Index

Exhibit Number	Description of Exhibit

99	Press release of CBS Corporation, dated October 10, 2008, updating full year 2008 Business Outlook and commenting on third quarter 2008 results.